UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

     100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

     Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Communications and
Information Fund, Inc.

Mid-Year Report
June 30, 2006

Seeking Capital Gain by
Investing in Companies
Operating in the
Communications,
Information, and
Related Industries

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies. The result is a high aptitude for picking promising stocks and employing rigorous investment processes designed to offer solid long-term results.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	5

Understanding and
Comparing Your
Fund’s Expenses	7

Portfolio of Investments	8

Statement of
Assets and Liabilities	11

Statement of
Operations	13

Statements of
Changes in Net Assets	14

Notes to Financial
Statements	15

Financial Highlights	25

Report of Independent
Registered Public
Accounting Firm	31

Board of Directors and
Executive Officers	32

Additional Fund
Information	34

To The Shareholders

Your mid-year shareholder report for Seligman Communications and Information Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and audited financial statements.

For the six months ended June 30, 2006, Seligman Communications and Information Fund posted a total return, based on the net asset value of Class A shares, of 4.62%. This compared favorably to the Fund’s peers, as measured by the Lipper Science & Technology Funds Average, which returned (2.57)%, and the Fund’s benchmark, the Goldman Sachs Technology Index, which returned (5.23)%.

We are pleased to announce that effective May 1, 2006, Mr. Ajay Diwan and Ms. Reema D. Shah were named Co-Portfolio Managers of the Fund, with Paul Wick leading the Fund’s investment team as Portfolio Manager. Mr. Diwan and Ms. Shah joined the Seligman Technology Group in February 2001 and November 2000, respectively. Mr. Diwan provides assistance in managing the Fund through his research and contributions to investment decisions with respect to companies in the data networking, data storage, wireless equipment, wireline equipment and information technology services industries. Ms. Shah provides assistance in managing the Fund through her research and contributions to investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.

Thank you for your continued support of Seligman Communications and Information Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

August 24, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.
Incorporated	100 Park Avenue	(800) 221-2450	Shareholder Services
100 Park Avenue	New York, NY 10017
New York, NY 10017		(800) 445-1777	Retirement Plan Services
General Counsel
General Distributor	Sullivan & Cromwell LLP	(212) 682-7600	Outside the United States
Seligman Advisors, Inc.
100 Park Avenue	Independent Registered	(800) 622-4597	24-Hour Automated
New York, NY 10017	Public Accounting Firm		Telephone Access Service
Deloitte & Touche LLP

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) agreed to waive a portion of the management fee equal to 0.05% per annum of the Fund’s net assets for the period June 1, 2004 through May 31, 2006. Absent such a waiver, total returns that include this period would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended June 30, 2006

				Average Annual

						Class C	Class I	Class R
						Since	Since	Since
	Six	One	Five	Ten		Inception	Inception	Inception
Class A	Months*	Year	Years	Years		5/27/99	11/30/01	4/30/03

With Sales Charge	(0.35)%	11.26%	(0.32)%	8.86%		n/a	n/a	n/a

Without Sales Charge	4.62	16.82	0.66	9.39		n/a	n/a	n/a

Class B

With CDSC†	(0.75)	10.89	(0.50)	n/a		n/a	n/a	n/a

Without CDSC	4.25	15.89	(0.11)	8.74	‡	n/a	n/a	n/a

Class C

With Sales Charge
and CDSC††	2.21	13.80	(0.29)	n/a		2.06%	n/a	n/a

Without Sales Charge
and CDSC	4.25	15.93	(0.09)	n/a		2.20	n/a	n/a

Class D

With 1% CDSC	3.25	14.89	n/a	n/a		n/a	n/a	n/a

Without CDSC	4.25	15.89	(0.10)	8.56		n/a	n/a	n/a

Class I	4.89	17.37	n/a	n/a		n/a	3.97%	n/a

Class R

With 1% CDSC	3.50	15.55	n/a	n/a		n/a	n/a	n/a

Without CDSC	4.50	16.55	n/a	n/a		n/a	n/a	16.81%

Benchmarks

Lipper Science &
Technology Funds
Average**	(2.57)	9.10	(4.43)	6.67		(2.60)	(0.71)	14.22

Goldman Sachs
Technology Index**	(5.23)	4.35	(4.65)	n/a		(5.06)	(2.27)	11.11

S&P 500**	2.71	8.62	2.49	8.31		1.45	4.21	12.83

See footnotes on page 4.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

6/30/06	$28.55	$24.51	$24.52	$24.50	$29.19	$28.31

12/31/05	27.29	23.51	23.52	23.50	27.83	27.09

6/30/05	24.44	21.15	21.15	21.14	24.87	24.29

*	Returns for periods of less than one year are not annualized.
**	The Goldman Sachs Technology Index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500”), and the Lipper Science & Technology Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any taxes or sales charges, and the Goldman Sachs Technology Index and the S&P 500 do not reflect any taxes, fees or sales charges. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. The Goldman Sachs Technology Index is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)
For the Six Months Ended June 30, 2006

Top Contributors		Top Detractors

	Impact		Impact
Security	on NAV	Security	on NAV

MEMC Electronic Materials	$0.61	Symantec	$(0.17)

Amdocs	0.42	KLA-Tencor	(0.12)

Mercury Interactive	0.22	Avid Technology	(0.12)

Digital River	0.21	McAfee	(0.12)

Oracle	0.19	Microsoft	(0.12)

Silicon Laboratories	0.12	EMC	(0.11)

High Tech Computer	0.12	SanDisk	(0.07)

Corning	0.11	Synopsys	(0.07)

Seagate Technology	0.11	Broadcom (Class A)	(0.07)

Fisher Scientific	0.10	Electronics for Imaging	(0.06)

Total:	$2.21	Total:	$(1.03)

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Portfolio Overview

Diversification of Net Assets

June 30, 2006

				Percent of Net Assets

				June 30,	December 31,
	Issues	Cost	Value	2006	2005*

Common Stocks:

Application Software	4	$373,795,619	$359,339,164	10.6	11.4

Broadcast and Cable Television	—	—	—	—	0.9

Communications Equipment	7	289,259,580	311,153,519	9.2	7.4

Computer Hardware	2	53,295,603	48,747,250	1.4	4.0

Computer Storage and Peripherals	5	308,728,497	303,904,891	9.0	7.2

Consumer Software	—	—	—	—	1.0

Data Processing and Outsourced Services	1	33,451,143	33,036,840	1.0	0.5

Electronic Equipment Manufacturers	2	73,781,905	89,435,600	2.6	3.0

Electronic Manufacturing Services	—	—	—	—	0.6

Health Care Equipment	2	53,594,174	50,362,500	1.5	4.4

Integrated Telecommunication Services	—	—	—	—	0.7

Internet and Catalog Retail	—	—	—	—	1.9

Internet Software and Services	4	654,953,985	554,968,455	16.4	13.0

IT Consulting and Other Services	1	104,512,183	141,276,000	4.2	6.0

Life Sciences Tools and Services	2	47,199,399	46,096,160	1.3	0.6

Semiconductor Equipment	5	315,421,989	306,753,555	9.0	8.1

Semiconductors	15	557,702,951	534,930,269	15.8	9.9

Systems Software	4	146,525,155	156,056,351	4.6	8.4

Technical Software	2	250,863,020	218,880,000	6.5	7.4

Wireless Telecommunication Services	3	95,927,890	91,899,670	2.7	0.8

Total Common Stocks	59	3,359,013,093	3,246,840,224	95.8	97.2

Venture Capital Investments	37	35,510,810	13,024,909	0.4	0.3

Options Purchased	1	5,413,201	4,080,000	0.1	—

Short-Term Holding and
Other Assets Less Liabilities	1	123,883,705	123,883,705	3.7	2.5

Net Assets	98	$3,523,820,809	$3,387,828,838	100.0	100.0

*	Restated to conform to the currrent period’s classifications.

Largest Industries

June 30, 2006

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

VeriSign*	MEMC Electronic Materials**

KLA-Tencor*	Microsoft**

Autodesk*	CA**

McAfee	Amdocs

Cymer	Fisher Scientific International**

Mercury Interactive	Altera**

Marvell Technology Group*	Cognos**

SanDisk*	Oracle

Motorola*	Google (Class A)**

Texas Instruments*	THQ**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings†

June 30, 2006

Security	Value	Percent of Net Assets

Mercury Interactive	$195,608,000	5.8

McAfee	194,160,000	5.7

Symantec	170,885,000	5.0

Synopsys	150,200,000	4.4

Seagate Technology	149,184,016	4.4

Amdocs	141,276,000	4.2

VeriSign	134,317,661	4.0

Cymer	92,810,000	2.7

KLA-Tencor	87,381,000	2.6

Autodesk	86,367,393	2.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2006, and held for the entire six-month period ended June 30, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	1/1/06	Ratio*	6/30/06	1/1/06 to 6/30/06	6/30/06	1/1/06 to 6/30/06

Class A	$1,000.00	1.47%	$1,046.20	$ 7.46	$1,017.50	$ 7.35

Class B	1,000.00	2.22%	1,042.50	11.24	1,013.79	11.08

Class C	1,000.00	2.22%	1,042.50	11.24	1,013.79	11.08

Class D	1,000.00	2.22%	1,042.50	11.24	1,013.79	11.08

Class I	1,000.00	1.00%	1,048.90	5.08	1,019.84	5.01

Class R	1,000.00	1.72%	1,045.00	8.72	1,016.27	8.60

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges. The Manager has agreed to waive a portion of its management fee equal to 0.05% per annum of the Fund’s average net assets from January 1, 2006 to May 31, 2006. Absent such waiver, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2006 to June 30, 2006, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments
June 30, 2006

	Shares	Value
Common Stocks 95.8%

Application Software 10.6%

Autodesk*	2,507,400	$ 86,367,393

Business Objects (ADR)*	781,900	21,263,771

Mercury Interactive*ø	5,600,000	195,608,000

Quest Software*	4,000,000	56,100,000

		359,339,164

Communications Equipment 9.2%

Cisco Systems*	3,000,000	58,575,000

Corning*	1,850,000	44,751,500

F5 Networks*	527,900	28,203,058

Motorola	2,500,000	50,375,000

Nokia (ADR)	956,500	19,378,690

QUALCOMM	2,000,000	80,170,000

TomTom*	764,300	29,700,271

		311,153,519

Computer Hardware 1.4%

Apple Computer*	575,000	32,907,250

Hewlett-Packard	500,000	15,840,000

		48,747,250

Computer Storage and Peripherals 9.0%

Electronics for Imaging*	1,300,000	27,085,500

EMC*	5,000,000	54,850,000

Komag*	500,000	23,075,000

SanDisk*	975,000	49,710,375

Seagate Technology*	6,589,400	149,184,016

		303,904,891

Data Processing and Outsourced Services 1.0%

First Data	733,500	33,036,840

Electronic Equipment and Manufacturers 2.6%

Amphenol (Class A)	860,000	48,125,600

Orbotech*ø	1,800,000	41,310,000

		89,435,600

Health Care Equipment 1.5%

Boston Scientific*	500,000	8,420,000

Kinetic Concepts*	950,000	41,942,500

		50,362,500

See footnotes on page 10.

Portfolio of Investments

June 30, 2006

	Shares	Value
Internet Software and Services 16.4%

Digital River*ø	1,375,700	$ 55,605,794

McAfee*ø	8,000,000	194,160,000

Symantec*	11,000,000	170,885,000

VeriSign*	5,793,300	134,317,661

		554,968,455

IT Consulting and Other Services 4.2%

Amdocs*	3,860,000	141,276,000

Life Sciences Tools and Services 1.3%

Invitrogen*	550,000	36,377,000

Waters*	218,900	9,719,160

		46,096,160

Semiconductor Equipment 9.0%

ASML Holding (NY shares)*	3,025,000	61,150,375

Cymer*ø	2,000,000	92,810,000

KLA-Tencor	2,100,000	87,381,000

Lam Research*	1,100,000	51,342,500

Verigy*	886,000	14,069,680

		306,753,555

Semiconductors 15.8%

ARM Holdings	3,904,008	8,173,858

Broadcom (Class A)*	1,325,000	39,822,875

Freescale Semiconductor (Class A)*	1,491,700	43,259,300

Integrated Device Technology*	4,123,800	55,444,491

Linear Technology	968,800	32,440,268

Marvell Technology Group*	1,448,700	64,068,758

Maxim Integrated Products	2,200,000	70,719,000

Microchip Technology	525,000	17,642,625

Monolithic Power Systems*ø	1,500,000	17,760,000

Silicon Laboratories*	1,136,600	38,729,645

Taiwan Semiconductor Manufacturing	16,254,277	29,325,438

Techwell*	685,150	7,245,461

Tessera Technologies*	940,000	25,868,800

Texas Instruments	1,700,000	51,493,000

Xilinx	1,450,000	32,936,750

		534,930,269

See footnotes on page 10.

Portfolio of Investments

June 30, 2006

	Shares,
	Shares Subject
	to Put or
	Principal Amount		Value
Systems Software 4.6%

BMC Software*	1,067,500	shs.	$ 25,513,250

Macrovision*	1,295,100		27,857,601

Oracle*	5,400,000		78,273,000

RSA Security*	900,000		24,412,500

			156,056,351

Technical Software 6.5%

Cadence Design Systems*	4,000,000		68,680,000

Synopsys*ø	8,000,000		150,200,000

			218,880,000

Wireless Telecommunication Services 2.7%

Alltel	776,400		49,557,612

NII Holdings*	313,100		17,660,405

Sprint Nextel	1,234,700		24,681,653

			91,899,670

Total Common Stocks (Cost $3,359,013,093)			3,246,840,224

Venture Capital Investments† (Cost $35,510,810) 0.4%			13,024,909

Options Purchased* 0.1%

Health Care Equipment 0.1%

Kinetic Concepts, Put expiring September 2006 at $40
(Cost $5,413,201)	800,000		4,080,000

Time Deposit 2.3%

Royal Bank of Scotland, 5.3%, 7/3/06 (Cost $75,841,000)	$75,841,000		75,841,000

Total Investments (Cost $3,475,778,104) 98.6%			3,339,786,133

Other Assets Less Liabilities 1.4%			48,042,705

Net Assets 100.0%			3,387,828,838

*	Non-income producing security.
†	Restricted and non-income producing securities (Note 9).
ø	Affiliated issuers—Fund’s holdings representing 5% or more of the outstanding voting securities (Note 10).
ADR—American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities

June 30, 2006

Assets:

Investments, at value:

Common stocks* (cost $3,359,013,093)	$ 3,246,840,224

Venture capital investments (cost $35,510,810)	13,024,909

Options purchased (cost $5,413,201)	4,080,000

Time deposit (cost $75,841,000)	75,841,000

Total investments (cost $3,475,778,104)	3,339,786,133

Cash denominated in US dollars (includes restricted cash of $4,000)	642,259

Cash denominated in foreign currencies**	28,059,650

Receivable for securities sold	100,538,588

Receivable for Capital Stock sold	11,492,565

Receivable for dividends and interest	1,570,878

Expenses prepaid to shareholder service agent	490,137

Other	516,355

Total Assets	3,483,096,565

Liabilities:

Payable for securities purchased	74,627,536

Payable for Capital Stock repurchased	16,310,930

Management fee payable	2,495,779

Distribution and service (12b-1) fees payable	1,348,760

Accrued expenses and other	484,722

Total Liabilities	95,267,727

Net Assets	$ 3,387,828,838

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
124,706,665 shares outstanding):

Class A	$ 8,097,532

Class B	1,563,044

Class C	748,483

Class D	1,967,222

Class I	64,381

Class R	30,004

Additional paid-in capital	4,513,919,465

Accumulated net investment loss	(24,270,109)

Accumulated net realized loss	(978,247,195)

Net unrealized depreciation of investments and foreign currency transactions	(136,043,989)

Net Assets	$ 3,387,828,838

(Continued on page 12.)

See footnotes on page 12.

Statement of Assets and Liabilities

June 30, 2006

Net Asset Value Per Share:

Class A	($2,311,987,529 ÷ 80,975,318 shares)	$28.55

Class B	($383,093,070 ÷ 15,630,438 shares)	$24.51

Class C	($183,511,609 ÷ 7,484,835 shares)	$24.52

Class D	($481,950,336 ÷ 19,672,217 shares)	$24.50

Class I	($18,792,903 ÷ 643,813 shares)	$29.19

Class R	($8,493,391 ÷ 300,044 shares)	$28.31

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $792,820,325 and a value of $747,453,794.

**	The cost of cash denominated in foreign currencies is $28,118,322.

See Notes to Financial Statements.

Statement of Operations

For the Six Months Ended June 30, 2006

Investment Income:

Dividends (net of foreign taxes withheld of $356,564 )	$ 5,596,182

Interest	2,633,110

Total Investment Income	8,229,292

Expenses:

Management fee	16,114,968

Distribution and service (12b-1) fees	8,868,068

Shareholder account services	5,277,256

Custody and related services	709,358

Shareholder reports and communications	236,530

Registration	147,995

Auditing and legal fees	71,560

Directors’ fees and expenses	51,468

Miscellaneous	179,563

Total Expenses Before Fee Waiver	31,656,766

Fee Waiver	(764,626)

Total Expenses After Fee Waiver	30,892,140

Net Investment Loss	(22,662,848)

Net Realized and Unrealized Gain (Loss) on Investments, Options Written
and Foreign Currency Transactions:

Net realized gain on investments and foreign currency transactions*	258,481,531

Net realized gain on options written	1,126,421

Net change in unrealized depreciation of investments and foreign currency transactions	(73,192,234)

Net Gain on Investments, Options Written and Foreign Currency Transactions	186,415,718

Increase in Net Assets from Operations	$163,752,870

* Includes net realized gains from affiliated issuers of $39,838,286.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005

Operations:

Net investment loss	$ (22,662,848)	$ (49,895,674)

Net realized gain on investments and foreign
currency transactions	258,481,531	459,793,336

Net realized gain on options written	1,126,421	—

Net change in unrealized appreciation/depreciation of investments and
foreign currency transactions	(73,192,234)	(198,002,566)

Increase in Net Assets from Operations	163,752,870	211,895,096

Capital Share Transactions:

Net proceeds from sales of shares	168,805,182	215,659,429

Exchanged from associated funds	7,823,500	20,018,385

Total	176,628,682	235,677,814

Cost of shares repurchased	(382,605,073)	(876,101,287)

Exchanged into associated funds	(19,741,186)	(47,151,239)

Total	(402,346,259)	(923,252,526)

Decrease in Net Assets from Capital Share Transactions	(225,717,577)	(687,574,712)

Decrease in Net Assets	(61,964,707)	(475,679,616)

Net Assets:

Beginning of period	3,449,793,545	3,925,473,161

End of Period (net of accumulated net investment
loss of $24,270,109 and $77,041, respectively)	$3,387,828,838	$3,449,793,545

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market

Notes to Financial Statements

makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.	Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

d.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of

Notes to Financial Statements

the security underlying the written option. Written and purchased options are non-income producing investments.

	g.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

	h.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

	j.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets. The Manager agreed to waive a portion of its management fee equal to 0.05% per annum of the Fund’s average daily net assets for a two-year period beginning June 1, 2004. For the six months ended June 30, 2006, the management fee waived by the Manager amounted to $764,626. For additional information, see Note 11 — Other Matters.

For the six months ended June 30, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $125,615 from sales of Class A and Class C shares. Commissions of $817,848 and $58,945 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2006, fees incurred under the Plan aggregated $3,025,826, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual

Notes to Financial Statements

basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor for the six months ended June 30, 2006, amounted to $26,929.

For the six months ended June 30, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $2,270,286, $959,438, $2,592,459, and $20,059, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended June 30, 2006, such charges amounted to $64,360. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended June 30, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees of $314,370, pursuant to the Plan.

For the six months ended June 30, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $5,277,256 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2006, the Fund’s potential obligation under the Guaranties is $1,013,300. As of June 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

Notes to Financial Statements

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $77,041 was paid to the participating director in January 2006. As of June 30, 2006, no directors were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2006, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2006, amounted to $3,027,420,564 and $3,319,935,761, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2006, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2006, the cost of investments for federal income tax purposes was $3,487,770,875. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $11,992,330.

At June 30, 2006, the tax basis components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities*	$ 145,508,105

Gross unrealized depreciation of portfolio securities*	(293,544,865)

Net unrealized depreciation of portfolio securities*	(148,036,760)

Undistributed ordinary income	—

Capital loss carryforwards	(1,209,420,470)

Current period net realized gains	273,123,587

Total accumulated losses	$(1,084,333,643)

* Includes the effect of foreign currency transactions.

Notes to Financial Statements

At December 31, 2005, the Fund had capital loss carryforwards for federal income tax purposes of $1,209,420,470, which is available for offset against future taxable net capital gains, with $60,298,947 expiring in 2009, $932,173,039 expiring in 2010 and $216,948,484 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7.	Options Written — Transactions in options written during the six months ended June 30, 2006, were as follows:

	Shares Subject
	To Call/Put	Premiums

Options outstanding, December 31, 2005	—	$—

Options written	800,000	1,138,701

Options expired	(730,000)	(1,024,234)

Options terminated in closing purchase transactions	(70,000)	(114,467)

Options outstanding, June 30, 2006	—	$—

8.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	4,065,200	$121,290,627	6,315,085	$159,805,244

Exchanged from associated funds	158,813	4,717,100	491,180	12,352,400

Converted from Class B*	2,509,907	74,717,037	5,087,784	130,923,322

Total	6,733,920	200,724,764	11,894,049	303,080,966

Cost of shares repurchased	(8,293,012)	(246,506,796)	(21,234,070)	(531,760,463)

Exchanged into associated funds	(360,721)	(10,750,847)	(1,049,904)	(26,089,496)

Total	(8,653,733)	(257,257,643)	(22,283,974)	(557,849,959)

Decrease	(1,919,813)	$(56,532,879)	(10,389,925)	$(254,768,993)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	389,818	$10,024,324	552,935	$12,072,771

Exchanged from associated funds	56,564	1,449,474	142,841	3,104,958

Total	446,382	11,473,798	695,776	15,177,729

Cost of shares repurchased	(2,358,585)	(60,348,268)	(7,304,204)	(157,780,149)

Exchanged into associated funds	(133,763)	(3,407,333)	(500,059)	(10,719,088)

Converted to Class A*	(2,917,762)	(74,717,037)	(5,885,265)	(130,923,322)

Total	(5,410,110)	(138,472,638)	(13,689,528)	(299,422,559)

Decrease	(4,963,728)	$(126,998,840)	(12,993,752)	$(284,244,830)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	777,659	$20,018,329	936,589	$20,804,550

Exchanged from associated funds	20,076	519,038	57,695	1,299,541

Total	797,735	20,537,367	994,284	22,104,091

Cost of shares repurchased	(817,878)	(20,867,167)	(2,255,426)	(48,753,408)

Exchanged into associated funds	(44,023)	(1,116,025)	(117,074)	(2,483,794)

Total	(861,901)	(21,983,192)	(2,372,500)	(51,237,202)

Decrease	(64,166)	$(1,445,825)	(1,378,216)	$(29,133,111)

See footnote on page 21.

Notes to Financial Statements

	Six Months Ended		Year Ended
	June 30, 2006		December 31, 2005

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	483,950	$12,363,795	749,683	$16,409,347

Exchanged from associated funds	44,599	1,137,888	151,399	3,255,192

Total	528,549	13,501,683	901,082	19,664,539

Cost of shares repurchased	(2,039,495)	(52,078,597)	(6,069,733)	(131,594,937)

Exchanged into associated funds	(175,856)	(4,462,211)	(365,690)	(7,858,861)

Total	(2,215,351)	(56,540,808)	(6,435,423)	(139,453,798)

Decrease	(1,686,802)	$(43,039,125)	(5,534,341)	$(119,789,259)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	43,564	$1,311,179	112,246	$2,874,464

Cost of shares repurchased	(52,668)	(1,595,585)	(192,980)	(5,006,150)

Decrease	(9,104)	$(284,406)	(80,734)	$(2,131,686)

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	129,569	$3,796,928	146,529	$3,693,053

Exchanged from associated funds	—	—	263	6,294

Total	129,569	3,796,928	146,792	3,699,347

Cost of shares repurchased	(41,349)	(1,208,660)	(47,404)	(1,206,180)

Exchanged into associated funds	(165)	(4,770)	—	—

Total	(41,514)	(1,213,430)	(47,404)	(1,206,180)

Increase	88,055	$2,583,498	99,388	$2,493,167

* Automatic conversion of Class B shares to Class A shares approximately eight years after their date of purchase.

9.	Restricted Securities — At June 30, 2006, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2006, are as follows:

	Acquisition
Investments	Date(s)	Shares	Cost	Value

Venture Capital Investments:

Convertible Preferred Stocks:

Cornice Series B	5/5/06	43,411,445	$5,000,000	$5,000,000

Coventor Series F	5/25/01	10,799	12,420	1,512

FlashPoint Technology Series E	9/10/99	246,914	1,000,844	—

Geographic Network Affiliates International Series A	12/29/99	20,000	2,002,218	—

Geographic Network Affiliates International Series B	12/5/01	100,000	—	—

Global Commerce Systems Series A	4/6/00	952	16,360	—

Global Commerce Systems Series D	4/6/00	613,720	2,986,283	—

GMP Companies Series A	9/15/99	200,000	1,002,743	37,340

Notes to Financial Statements

		Shares,
		Warrants or
	Acquisition	Principal
Investments	Date(s)	Amount	Cost		Value

Venture Capital Investments: (continued)

Convertible Preferred Stocks: (continued)

GMP Companies Series B	4/3/00	111,111	shs.	$ 1,999,998	$ 74,522

GMP Companies Series C	6/3/02	15,969	542,946		20,229

iBiquity Digital Series A	1/19/00	107,875	1,001,189		419,634

iBiquity Digital Series C	4/24/02	128,532	394,594		363,746

Index Stock Imagery Series A	3/20/00-4/16/04	418,676	1,222,885		221,898

LifeMasters Supported SelfCare Series E	1/31/00	129,194	1,033,556		3,483,070

LifeMasters Supported SelfCare Series F	11/12/02	4,528	50,004		86,258

NeoPlanet Series C	2/18/00	425,412	2,000,001		—

NSI Software Series B	4/14/00 to 11/13/02	253,333	2,144,314		620,666

OurHouse Series D	2/11/00	333,334	2,000,004		667

Petroleum Place Series C	3/7/00	16,915	1,000,015		276,222

SensAble Technologies Series C	4/5/00	301,205	1,000,001		—

Techies.com Series C	1/27/00	235,294	1,999,999		—

Total Convertible Preferred Stocks:			28,410,374		10,605,764

Common Stocks:

Access Data (Class A)	3/29/00	606,061	1,000,001		218,182

Coventor	3/8/00 to 5/25/01	942,320	1,083,580		—

Entegrity Solutions	2/16/00 to 4/25/02	18,802	1,011,147		—

etang.com	1/6/00	22,613	—		2,035

Nextest Systems	11/27/01	157,131	690,901		2,095,499

NSI Software	4/14/00	11,844	45,685		6,159

SensAble Technologies	10/1/04	1,582,292	—		—

VillageEDOCS	4/3/00-5/24/01	904,009	2,117,394		77,766

Workstream	3/23/00	2,601	555,879		1,931

Total Common Stocks			6,504,587		2,401,572

Convertible Promissory Notes and Warrants:

Geographic Network Affiliates International:
9%, payable on demand	12/5/01 to 3/12/02	$ 320,000	320,173		—

Geographic Network Affiliates International:

$10 exercise price expiring 12/5/08	12/15/01	8,000	wts.	—	—

$10 exercise price expiring 1/11/09	1/11/02	8,000	—		—

$10 exercise price expiring 2/4/09	2/4/02	8,000	—		—

$10 exercise price expiring 3/12/09	3/12/02	8,000	—		—

Techies.com 9%, payable on demand	6/7/00	$ 244,296	244,296		—

SensAble Technologies 8% 12/29/06*	12/30/03	31,380	31,380		17,573

Total Convertible Promissory Notes and Warrants			595,849		17,573

Total Venture Capital Investments		$ 35,510,810			$ 13,024,909

* Warrants attached.

Notes to Financial Statements

10.	Affiliated Issuers —As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2006, is as follows:

			Gross	Gross			Realized
	Beginning		Purchases	Sales and	Ending		Gain	Ending
Affiliate	Shares		and Additions	Reductions	Shares		(Loss)	Value

Cymer	375,000	(1)	1,625,000	—	2,000,000		$ —	$ 92,810,000

Digital River	1,832,000		1,748,000	2,204,300	1,375,700	(2)	34,733,579	55,605,794

McAfee	4,620,000	(1)	3,380,000	—	8,000,000		—	194,160,000

Mercury Interactive	3,375,000	(1)	2,225,000	—	5,600,000		—	195,608,000

Monolithic Power
Systems	1,750,000		—	250,000	1,500,000		2,473,119	17,760,000

Orbotech	2,350,000		—	550,000	1,800,000		4,665,928	41,310,000

Synopsys	8,580,000		—	580,000	8,000,000		(2,034,340)	150,200,000

Total							$39,838,286	$747,453,794

(1)	As of December 31, 2005, the Fund’s holding was less than 5% of the outstanding voting shares.
(2)	As of June 30, 2006, the Fund’s holding was less than 5% of the outstanding voting shares.

There was no dividend income earned from these investments for the six months ended June 30, 2006.

11.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee equal to 0.05% per annum of Seligman Communications and Information Fund’s average daily net assets for a two-year period beginning June 1, 2004.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Notes to Financial Statements

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

12.	Recently Issued Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Six Months			Year Ended December 31,
	Ended
	6/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$27.29		$25.42	$22.99	$16.16	$25.56	$25.30

Income (Loss) from
Investment Operations:

Net investment loss	(0.15)		(0.29)	(0.15)	(0.25)	(0.27)	(0.28)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.41		2.16	2.58	7.08	(9.13)	1.10

Total from Investment Operations	1.26		1.87	2.43	6.83	(9.40)	0.82

Less Distributions:

Distributions from net realized
capital gain	—		—	—	—	—	(0.56)

Net Asset Value, End of Period	$28.55		$27.29	$25.42	$22.99	$16.16	$25.56

Total Return	4.62%		7.36%	10.57%#	42.26%	(36.78)%	3.58%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$2,311,988		$2,262,055	$2,371,647	$2,416,538	$1,875,512	$3,582,757

Ratio of expenses to average
net assets	1.47	%†	1.53%	1.51%	1.57%	1.59%	1.44%

Ratio of net investment loss to
average net assets	(1.01	)%†	(1.16)%	(0.66)%	(1.33)%	(1.39)%	(1.11)%

Portfolio turnover rate	86.99%		136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	1.51	%†	1.58%	1.54%

Ratio of net investment loss to
average net assets	(1.05	)%†	(1.21)%	(0.69)%

See footnotes on page 30.

Financial Highlights

CLASS B

	Six Months			Year Ended December 31,
	Ended
	6/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$23.51		$22.08	$20.12	$14.25	$22.71	$22.72

Income (Loss) from
Investment Operations:

Net investment loss	(0.22)		(0.42)	(0.29)	(0.35)	(0.37)	(0.43)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.22		1.85	2.25	6.22	(8.09)	0.98

Total from Investment Operations	1.00		1.43	1.96	5.87	(8.46)	0.55

Less Distributions:

Distributions from net realized
capital gain	—		—	—	—	—	(0.56)

Net Asset Value, End of Period	$24.51		$23.51	$22.08	$20.12	$14.25	$22.71

Total Return	4.25%		6.48%	9.74%#	41.19%	(37.25)%	2.79%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$383,093		$484,252	$741,563	$887,662	$719,591	$1,414,602

Ratio of expenses to average
net assets	2.22	%†	2.28%	2.26%	2.32%	2.34%	2.19%

Ratio of net investment loss
to average net assets	(1.76	)%†	(1.91)%	(1.41)%	(2.08)%	(2.14)%	(1.86)%

Portfolio turnover rate	86.99%		136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.26	%†	2.33%	2.29%

Ratio of net investment loss to
average net assets	(1.80	)%†	(1.96)%	(1.44)%

See footnotes on page 30.

Financial Highlights

CLASS C

	Six Months			Year Ended December 31,
	Ended
	6/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$23.52		$22.08	$20.12	$14.25	$22.70	$22.71

Income (Loss) from
Investment Operations:

Net investment loss	(0.22)		(0.42)	(0.29)	(0.35)	(0.37)	(0.43)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.22		1.86	2.25	6.22	(8.08)	0.98

Total from Investment Operations	1.00		1.44	1.96	5.87	(8.45)	0.55

Less Distributions:

Distributions from net realized
capital gain	—		—	—	—	—	(0.56)

Net Asset Value, End of Period	$24.52		$23.52	$22.08	$20.12	$14.25	$22.70

Total Return	4.25%		6.52%	9.74%#	41.19%	(37.22)%	2.79%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$183,512		$177,554	$197,103	$202,568	$154,859	$279,024

Ratio of expenses to average
net assets	2.22	%†	2.28%	2.26%	2.32%	2.34%	2.19%

Ratio of net investment loss to
average net assets	(1.76	)%†	(1.91)%	(1.41)%	(2.08)%	(2.14)%	(1.86)%

Portfolio turnover rate	86.99%		136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.26	%†	2.33%	2.29%

Ratio of net investment loss to
average net assets	(1.80	)%†	(1.96)%	(1.44)%

See footnotes on page 30.

Financial Highlights

CLASS D

	Six Months			Year Ended December 31,
	Ended
	6/30/06		2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Period	$23.50		$22.06	$20.11	$14.24	$22.69	$22.70

Income (Loss) from
Investment Operations:

Net investment loss	(0.22)		(0.42)	(0.29)	(0.35)	(0.37)	(0.43)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.22		1.86	2.24	6.22	(8.08)	0.98

Total from Investment Operations	1.00		1.44	1.95	5.87	(8.45)	0.55

Less Distributions:

Distributions from net realized
capital gain	—		—	—	—	—	(0.56)

Net Asset Value, End of Period	$24.50		$23.50	$22.06	$20.11	$14.24	$22.69

Total Return	4.25%		6.53%	9.70%#	41.22%	(37.24)%	2.79%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$481,950		$502,017	$593,381	$651,057	$527,412	$1,045,924

Ratio of expenses to average
net assets	2.22	%†	2.28%	2.26%	2.32%	2.34%	2.19%

Ratio of net investment loss to
average net assets	(1.76	)%†	(1.91)%	(1.41)%	(2.08)%	(2.14)%	(1.86)%

Portfolio turnover rate	86.99%		136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.26	%†	2.33%	2.29%

Ratio of net investment loss to
average net assets	(1.80	)%†	(1.96)%	(1.44)%

See footnotes on page 30.

Financial Highlights

CLASS I

	Six Months			Year Ended December 31,			11/30/01*
	Ended						to
	6/30/06		2005	2004	2003	2002	12/31/01

Per Share Data:

Net Asset Value, Beginning of Period	$27.83		$25.81	$23.23	$16.23	$25.56	$24.42

Income (Loss) from
Investment Operations:

Net investment loss	(0.08)		(0.17)	(0.04)	(0.16)	(0.17)	(0.01)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.44		2.19	2.62	7.16	(9.16)	1.15

Total from Investment Operations	1.36		2.02	2.58	7.00	(9.33)	1.14

Net Asset Value, End of Period	$29.19		$27.83	$25.81	$23.23	$16.23	$25.56

Total Return	4.89%		7.83%	11.11%#	43.13%	(36.50)%	4.67%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$18,793		$18,174	$18,932	$15,767	$9,798	$106

Ratio of expenses to
average net assets	1.00	%†	1.03%	1.02%	1.05%	1.11%	0.93	%†

Ratio of net investment loss
to average net assets	(0.55	)%†	(0.66)%	(0.17)%	(0.82)%	(0.91)%	(0.67	)%†

Portfolio turnover rate	86.99%		136.12%	127.49%	105.97%	89.61%	122.83	%ø

Without expense reimbursement:**

Ratio of expenses to average
net assets	1.05	%†	1.08%	1.05%	—	1.12%	1.50	%†

Ratio of net investment loss to
average net assets	(0.59	)%†	(0.71)%	(0.20)%	—	(0.92)%	(1.25	)%†

See footnotes on page 30.

Financial Highlights

CLASS R

			Year Ended
	Six Months		December 31,		4/30/03*
	Ended				to
	June 30, 2006		2005	2004	12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$27.09		$25.29	$22.89	$17.30

Income (Loss) from Investment Operations:

Net investment loss	(0.18)		(0.36)	(0.21)	(0.21)

Net realized and unrealized gain on investments
and foreign currency transactions	1.40		2.16	2.61	5.80

Total from Investment Operations	1.22		1.80	2.40	5.59

Net Asset Value, End of Period	$28.31		$27.09	$25.29	$22.89

Total Return	4.50%		7.12%	10.48%#	32.31%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$8,493		$5,742	$2,847	$36

Ratio of expenses to average net assets	1.72	%†	1.78%	1.76%	1.79	%†

Ratio of net investment loss to average net assets	(1.26	)%†	(1.41)%	(0.91)%	(1.56	)%†

Portfolio turnover rate	86.99%		136.12%	127.49%	105.97	%øø

Without expense reimbursement:**

Ratio of expenses to average net assets	1.76	%†	1.83%	1.79%	—

Ratio of net investment loss to average net assets	(1.30	)%†	(1.46)%	(0.94)%	—

*	Commencement of offering of shares.
**	The Manager agreed to waive a portion of its management fee (Notes 3 and 11) from June 1, 2004 to May 31, 2006, and, at its discretion, reimbursed certain expenses of Class I shares in 2001 and 2002.
†	Annualized.
ø	For the year ended December 31, 2001.
øø	For the year ended December 31, 2003.
#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of June 30, 2006, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 2005, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 2006, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 2005, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 24, 2006

Board of Directors

John R. Galvin 1, 3

•	Dean Emeritus, Fletcher School of Law
and Diplomacy at Tufts University
•	Chairman Emeritus, American Council
on Germany

Frank A. McPherson 2, 3

•	Retired Chairman of the Board and Chief
Executive Officer, Kerr-McGee Corporation
•	Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Chapter of the Nature
Conservancy, Oklahoma Medical Research
Foundation, Boys and Girls Clubs of Oklahoma,
Oklahoma City Public Schools Foundation and
Oklahoma Foundation for Excellence in
Education

Betsy S. Michel 1, 3

•	Trustee, The Geraldine R. Dodge Foundation

William C. Morris

•	Chairman, J. & W. Seligman & Co. Incorporated,
Carbo Ceramics Inc., Seligman Advisors, Inc.
and Seligman Services, Inc.
•	Director, Seligman Data Corp.
•	President and Chief Executive Officer,
The Metropolitan Opera Association

Leroy C. Richie 1, 3

•	Counsel, Lewis & Munday, P.C.
•	Chairman and Chief Executive Officer,
Q Standards Worldwide, Inc.
•	Director, Kerr-McGee Corporation, Infinity, Inc.
and Vibration Control Technologies, LLC
•	Lead Outside Director, Digital Ally Inc.
•	Director and Chairman, Highland Park Michigan
Economic Development Corp.
•	Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

•	Ambassador and Permanent Observer of the
Sovereign Military Order of Malta to the
United Nations

James N. Whitson 1, 3

•	Retired Executive Vice President and Chief
Operating Officer, Sammons Enterprises, Inc.
•	Director, CommScope, Inc.

Brian T. Zino

•	Director and President,
J. & W. Seligman & Co. Incorporated
•	Chairman, Seligman Data Corp.
•	Director, ICI Mutual Insurance Company,
Seligman Advisors, Inc. and Seligman
Services, Inc.
•	Member of the Board of Governors,
Investment Company Institute

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

It is with deep sorrow that we mourn the recent death of Alice Stone Ilchman, a respected member since 1990 of the Boards of the Seligman investment companies.

Executive Officers

William C. Morris Chairman Brian T. Zino President and Chief Executive Officer Ajay Diwan Vice President	Eleanor T.M. Hoagland Vice President and Chief Compliance Officer Thomas G. Rose Vice President Reema D. Shah Vice President	Lawrence P. Vogel Vice President and Treasurer Paul Wick Vice President Frank J. Nasta Secretary

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

END OF MID-YEAR REPORT

EQCI3 6/06

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

By:	/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 30, 2006

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule
30a-2(b) of the Investment Company Act of 1940.